NASDAQ: BAGR Acquisition Announcement May 2015 NASDAQ: BAGR Michael Ansley President, CEO & Board Chairman David G. Burke Chief Financial Officer & Treasurer © 2015 by Diversified Restaurant Holdings, Inc. Acquisition Announcement May 14, 2015 Michael Ansley President, CEO & Board Chairman David G. Burke Chief Financial Officer & Treasurer

NASDAQ: BAGR Safe Harbor Statement 2 The information made available in this presentation contains forward-looking statements which reflect the Company’s current view of future events, results of operations, cash flows, performance, business prospects and opportunities. Wherever used, the words "anticipate," "believe," "expect," "intend," "plan," "project," "will continue," "will likely result," "may," and similar expressions identify forward-looking statements as such term is defined in the Securities Exchange Act of 1934. Any such forward-looking statements are subject to risks and uncertainties and the Company's actual growth, results of operations, financial condition, cash flows, performance, business prospects and opportunities could differ materially from historical results or current expectations. Some of these risks include, without limitation, the impact of economic and industry conditions, competition, food and drug safety issues, store expansion and remodeling, labor relations issues, costs of providing employee benefits, regulatory matters, legal and administrative proceedings, information technology, security, severe weather, natural disasters, accounting matters, other risk factors relating to our business or industry and other risks detailed from time to time in the Securities and Exchange Commission filings of Diversified Restaurant Holdings, Inc. (“DRH”). Forward- looking statements contained herein speak only as of the date made and, thus, DRH undertakes no obligation to update or publicly announce the revision of any of the forward-looking statements contained herein to reflect new information, future events, developments or changed circumstances or for any other reason.

NASDAQ: BAGR Overview of Transaction  On May 14, Diversified Restaurant Holdings (DRH) announced the prospective acquisition of 18 Buffalo Wild Wings restaurants in the St. Louis market for a purchase price of $54 million  Buffalo Wild Wings, Inc. has provided the waiver of its Right of First Refusal  DRH has engaged Citizens Bank, its senior lender, to lead a bank syndicate in order to finance 100% of the transaction with a senior-secured debt facility  The transaction is expected to close by July 2015 and is conditioned upon availability of financing 3

NASDAQ: BAGR Overview of St. Louis Restaurants Number of restaurants: 18 Estimated* Annual Run-Rate Rev: $40.0-42.0 million Average age of restaurants: Approximately 6 years Estimated* Rest.-Level EBITDA $8.5-$9.5 million 4 Rationale for Acquisition:  Continued confidence in the Buffalo Wild Wings concept  Immediately accretive acquisition of profitable restaurants  Opportunity to leverage G&A infrastructure  Implementation of best practices  Close proximity to core DRH geography (Midwest)  History of successful acquisition integration ⃰ Estimates are based upon unaudited financial statements furnished by the Seller and are subject to change based upon a subsequent audit to be performed.

NASDAQ: BAGR $2.1 $2.3 $2.5 $2.8 8.6% 5.1% 14.2% 19.0% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 1.0 1.5 2.0 2.5 $3.0 2011 2012 2013 2014 AUV Restaurant-Level EBITDA Margin (AUV, US$ in millions) (% Margin) Pre-Acquisition Post-Acquisition Case Study: 2012 BWW Acquisition  On September 28, 2012, Diversified Restaurant Holdings acquired eight Buffalo Wild Wings restaurants in Indiana and Illinois  Significant increase in average unit volumes since acquisition  In the two years since the acquisition, profitability has increased fourfold as a result of investing in labor to drive results Pre-Acquisition Post-Acquisition 2011 2012 2013 2014 ∆ from 2012 COGS 32.3% 36.4% 31.0% 28.4% (800) bps Occupancy 8.4% 7.9% 8.1% 6.7% (120) bps Other OpEx 28.9% 30.4% 21.6% 21.1% (930) bps Labor 21.7% 20.2% 25.2% 24.7% 450 bps RL EBITDA 8.6% 5.1% 14.2% 19.0% 1400 bps  Controlled cost while investing in labor to drive sales and profitability Restaurant-Level Costs as % of Revenue 5

NASDAQ: BAGR 22 33 36 42 42 6 11 18 24 3 24 5-6 18 0 20 40 60 80 100 2011 2012 2013 2014 2015E BWW Bagger Dave's 2015 Store-Count Outlook 6 Acquired BWW (St. Louis) New Bagger Dave’s Existing Bagger Dave’s New BWW Existing BWW 28 44 54 66 92-93  2015 restaurant unit increase of approximately 40%  No change to current new restaurant development schedule